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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217

                               EQ ADVISORS TRUST

                   SUPPLEMENT DATED NOVEMBER 25, 1997 TO THE
                          PROSPECTUS DATED MAY 1, 1997

         This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") with respect to the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Warburg Pincus Small Company Value Portfolio, Merrill Lynch World Strategy Portfolio, and Merrill Lynch Basic Value Equity Portfolio ("Portfolios"). You should retain both the Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

         Please be advised that Robert Meyer has replaced Marianne L. Hay as one of the portfolio managers of the Morgan Stanley Emerging Markets Equity Portfolio. Accordingly, the last paragraph on page 25 of the Prospectus is deleted and replaced with the following:

         Madhav Dhar has been responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Mr. Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and a Director of the Morgan Stanley Emerging Markets Fund, Inc. Mr. Dhar joined MSAM in 1984. Mr. Robert Meyer is also responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio. Mr. Meyer joined MSAM in 1989, is a Principal of Morgan Stanley and has primary responsibility for MSAM's equity investments in Latin America. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group.